                                                                   EXHIBIT 10.27

THE SHARES WHICH ARE THE SUBJECT OF THIS EXCHANGE AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE DISPOSED OF FOR VALUE UNLESS A REGISTRATION STATEMENT HAS BECOME EFFECTIVE WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS OR PURSUANT TO AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT THERE IS AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.


                               EXCHANGE AGREEMENT
                           (Regulation "D" Offering)


     THIS EXCHANGE AGREEMENT (this "Agreement"), dated as of the date of acceptance set forth on the signature page hereto, is by and between CHENIERE ENERGY, INC., a Delaware corporation, with offices located at 1200 Smith Street, Suite 1740, Houston, Texas 77002 (the "Company"), and the undersigned (the "Buyer").

                                  WITNESSETH:

     WHEREAS, the Buyer wishes to exchange its promissory note ("Note") issued pursuant to the Securities Purchase Agreement dated December 15, 1997 as amended by the Third Amendment to Securities Purchase Agreement dated September 14, 1998 for shares of Common Stock of the Company, par value $.003 per share (the "Common Stock"), upon the terms and subject to the conditions of this Agreement, subject to acceptance of this Agreement by the Company;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.  AGREEMENT TO EXCHANGE.

a). EXCHANGE. The undersigned, intending to be legally bound, hereby irrevocably agrees to exchange its Note in the face amount set forth on the signature page of this Agreement for the number of shares of Common Stock ("Shares") set forth on the signature page of this Agreement, the number of Shares being determined by dividing the face amount of the Note by $0.72. Interest will continue to accrue until January 15, 1999; any interest due and payable at the Closing Date will be paid to the Buyer in cash. This Agreement is submitted to you in accordance with and subject to the terms and conditions described in this Agreement.

b) ACCEPTANCE OF EXCHANGE; CLOSING DATE. The Company has the right to accept or reject this Agreement, in whole or in part, in the Company's sole discretion. The Company shall have thirty days from the date of this Agreement to accept the Agreement. The Closing Date shall be March 15, 1999 but may be accelerated by the Company if the remaining $2,000,000 in Notes (held by persons other than Buyer) shall be exchanged pursuant to similar exchange agreements or refinanced by the Company. The Shares shall be delivered to a place of your designation upon acceptance of this Agreement.

c) OTHER DOCUMENTS. The Buyer agrees that it will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the exchange of the Note.

2. BUYER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

     The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

a) The Buyer is purchasing the Shares for its own account for investment only and not with a view towards the public sale or distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"), and with no present intention of dividing or allowing others to participate in this investment.

b) If the Buyer is an individual, the Buyer is an "accredited investor" as that term is defined in Rule 501(a)(5) or (6) of Regulation D promulgated under the Securities Act by reason that the Buyer is an individual (i) having an individual net worth, or a joint net worth with the Buyer's spouse, at the time of the purchase that exceeds $1,000,000, or (ii) who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the Buyer's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or if the Buyer is a corporation or other entity, the Buyer is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3), (7) or (8) of Regulation D promulgated under the Securities Act.

c) If the Buyer is a corporation or other entity, it was not organized for the specific purpose of acquiring the Shares.

d) The Buyer has such knowledge, sophistication and experience in business, tax and financial matters that the Buyer is capable of evaluating, and is familiar with, the merits and risks of an investment in the Shares, can bear the substantial economic risk of an investment in the Shares for an indefinite period of time and can afford a complete loss of such investment.

e) The Buyer represents that its overall commitment to investments which are not readily marketable is not disproportionate to the Buyer's net worth, and the Buyer's investment in the Shares will not cause such overall commitment to become excessive.

f) If the Buyer is an individual, the Buyer has adequate means of providing for his current needs and personal and family contingencies and has no need for liquidity in his investment in the Shares.

g) All subsequent offers and sales of the Shares by the Buyer shall be made pursuant to registration of such securities under the Securities Act and applicable state securities laws or pursuant to a valid exemption from such registration requirements.

h) The Buyer understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Shares. The Buyer agrees that, if any of the representations, warranties, agreements, acknowledgments or understandings deemed to have been made by it in connection with its investment in the Shares is no longer accurate, it shall promptly notify the Company and consult with the Company in order to determine an appropriate course of action.

i) The Buyer has carefully read this Agreement and, to the extent that the Buyer believed necessary, has discussed the representations, warranties and agreements which the Buyer makes by signing this Agreement and the applicable limitations upon the Buyer's resale of the Shares with the Buyer's counsel.

j) The Buyer and its advisors have been afforded the opportunity to ask questions of the Company, and have received complete and satisfactory answers to any and all such inquiries and has had access to such financial and other information concerning the Company and the Shares as it has deemed necessary in connection with its decision as to whether to make its investment. Without limiting the generality of the foregoing, the Buyer has been furnished with and has read the Company's Private Placement Memorandum dated November 14, 1998 (the "Private Placement Memorandum") which contains, in addition to other information, a section captioned "Risk Factors" and "Description of Securities" and the following documents as filed by the Company with the United States Securities and Exchange
     Commission: (a) Transition Report on Form 10-K for the four months ended December 31, 1997; (b) Quarterly Reports on Form 10-Q for the periods ended June 30, 1998 and September 30, 1998; (c) Proxy Statement of the Company dated October 10, 1997. The Buyer specifically acknowledges that it does not require and has not requested to see any information with respect to the Company or this investment other than the information described in the Private Placement Memorandum.

k) The Buyer acknowledges that (i) none of the Company, any affiliate thereof or any person representing the Company or any affiliate thereof has made any representation to it with respect to the Company or the offering or sale of the Shares, other than the information concerning the Company and the offering contained in the Private Placement Memorandum, (ii) in making its investment decision the Buyer is not relying upon any information given by the Company or any affiliate thereof or any person representing the Company or any affiliate thereof other than the information concerning the Company and the Offering contained in the Private Placement Memorandum and (iii) no representation has been made, and no information has been furnished, to the Buyer in connection with the offering or sale of the Shares that was in any way inconsistent with any other information with which the Buyer has been provided.

l) The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares.

m) The address shown under the Buyer's signature at the end of this Agreement is the principal residence of the Buyer, if the Buyer is an individual, or the principal business address of the Buyer, if the Buyer is a corporation or other entity.

n) The Buyer has full power and authority to enter into this Agreement and consummate the transactions contemplated by this Agreement, and the Buyer, if an individual, is at least 21 years of age. This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

o) The Buyer understands that its investment in the Shares involves a high degree of risk including those risks described in the section of the Private Placement Memorandum captioned "Risk Factors," a copy of which has been provided to Buyer. The Buyer is relying solely upon its own knowledge and experience in business, tax and financial matters in making its decision to purchase the Shares.


3.   COMPANY REPRESENTATIONS, ETC.

The Company represents and warrants to the Buyer that:

a) ORGANIZATION AND GOOD STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in the states in which such qualification is required based on the nature and scope of the Company's operations.


b) CONCERNING THE SHARES. The Shares of Common Stock, when issued, delivered and paid for in accordance with this Agreement, will be duly and validly authorized and issued, fully paid and nonassessable.

c) EXCHANGE AGREEMENT. The Company has full power and authority to enter into this Agreement and consummate the transactions contemplated by this Agreement. This Agreement, when accepted by the Company, shall have been duly and validly authorized, executed and delivered on behalf of the Company and shall be a valid and binding agreement of the Company enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.


d) NON-CONTRAVENTION. The execution and delivery of this Agreement by the Company and the consummation by the Company of the issuance of the Shares and the other transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or bylaws of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets.


e) APPROVALS. The Company is not aware of any authorization, approval or consent of any governmental body which is required to be obtained by the Company for the issuance and sale of the Shares to the Buyer as contemplated by this Agreement that has not been obtained.


f) ADVERTISING. The Shares are not being offered or sold by any form of general solicitation or general advertising.


4.   CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

a) TRANSFER RESTRICTIONS. The Buyer acknowledges that (i) the Shares to be issued to it hereunder have not been and are not being registered under the provisions of the Securities Act or any applicable state securities laws (except as provided in the Registration Procedures set forth in Section 5 of this Agreement), and may not be offered, sold, pledged or otherwise transferred unless (A) the Shares are subsequently registered under the Securities Act and all applicable state securities laws or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Shares, may be sold or transferred pursuant to a valid exemption from such registration requirements; (ii) the Shares are and will be "restricted securities" (as defined in Rule 144 promulgated under the Securities Act); (iii) any sale of the Shares, made in reliance on Rule 144 promulgated under the Securities Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of the Shares, under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the Securities Act, may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder; and (iv) neither the Company nor any other person is under any obligation to register the Shares (other than pursuant to the Registration Procedures set forth in Section 5 of this Agreement) under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.


b) Restrictive Legend. The Buyer acknowledges and agrees that "stop transfer" instructions shall be placed against the Shares on the transfer books of the Company, and that the certificate(s) evidencing the Shares shall bear the following legend:


          "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE DISPOSED OF FOR VALUE UNLESS A REGISTRATION STATEMENT HAS BECOME EFFECTIVE WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION THAT THERE IS AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS."

c) FORM D. The Company agrees to file a Form D with respect to the Shares if and as required under Regulation D of the Securities Act.


5.   REGISTRATION PROCEDURES.

a) Within 90 days after the issuance of the Shares, the Company shall prepare and file or cause to be filed with the SEC a registration statement (the "Registration Statement") with respect to the Shares. The Company shall thereafter use diligence in attempting to cause the Registration Statement to be declared effective by the SEC and shall thereafter use diligence to maintain the effectiveness of the Registration Statement until the earlier to occur of (i) the date which is one year from the effective date of the Registration Statement, (ii) the date on which all of the Shares have been sold by the Buyer or (iii) the date on which the Shares can be resold pursuant to SEC Rule 144.

b) Following effectiveness of the Registration Statement, the Company shall furnish to the Buyer a prospectus as well as such other documents as the Buyer may reasonably request.

c) The Company shall use diligent efforts to (i) register or otherwise qualify the Common Stock covered by the Registration Statement for sale under the securities laws of such jurisdictions as the Buyer may reasonably request,
     (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements as may be required, (iii) take such other actions as may be necessary to maintain such registrations and/or qualifications in effect at all times while the Registration Statement is likewise maintained effective and (iv) take all other actions reasonably necessary or advisable to qualify the Shares for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (I) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(c), (II) subject itself to general taxation in any such jurisdiction, (III) file a general consent to service of process in any such jurisdiction, (IV) provide any undertakings that cause more than nominal expense or burden to the Company or (V) make any change in its certificate of incorporation or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

d) The Company shall, following effectiveness of the Registration Statement, as promptly as practicable after becoming aware of any such event, notify the Buyer of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to the Buyer or as the Buyer may reasonably request. The Company may voluntarily suspend the effectiveness of such Registration Statement for a limited time, which in no event shall be longer than 90 days, if the Company has been advised by legal counsel that the offering of Common Stock pursuant to the Registration Statement would adversely affect, or would be improper in view of (or improper without disclosure in a prospectus), a proposed financing, a reorganization, recapitalization, merger, consolidation, or similar transaction involving the Company or its subsidiaries, in which event the one year period referred to in clause (i) of Section 5(a) shall be extended for an additional period of time beyond such one year period equal to the number of days the effectiveness thereof has been suspended pursuant to this sentence.

e) Following effectiveness of the Registration Statement, the Company, as promptly as practicable after becoming aware of any such event, will notify the Buyer of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time.

f) Following effectiveness of the Registration Statement, the Company will use diligence either to (i) cause all the Common Stock covered by the Registration Statement to be listed on each national securities exchange on which similar securities issued by the Company are then listed, if any, if the listing of such Common Stock is then permitted under the rules of such exchange, or (ii) secure the quotation of all the Common Stock covered by the Registration Statement on The Nasdaq SmallCap Market, if the listing of such Common Stock is then permitted under the rules of such The Nasdaq SmallCap Market, or (iii) if, despite the Company's best efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in satisfying the preceding clause (i) or (ii) and without limiting the generality of the foregoing, to use its best efforts to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. as such with respect to such Common Stock.

g) Provide a transfer agent and registrar, which may be a single entity, for the Common Stock not later than the effective date of the Registration Statement.

h) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 5 that the Buyer shall furnish to the Company such information regarding itself as the Company may reasonably request to effect the registration of the Common Stock and shall execute such documents in connection with such registration as the Company may reasonably request.

i) The Buyer agrees to cooperate with the Company in any manner reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder.

j) The Buyer agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(d) or 5(e), the Buyer will immediately discontinue disposition of Shares pursuant to the Registration Statement until the Buyer's receipt of notice from the Company that sales may resume and copies of the supplemented or amended prospectus and, if so directed by the Company, shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Buyer's possession of the prospectus covering such Common Stock current at the time of receipt of such notice.

k) All expenses, other than (i) underwriting discounts and commissions, (ii) other fees and expenses of investment bankers and (iii) brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to this Section 5, including, without limitation, all registration, listing and qualification fees, printers and accounting fees and the fees and disbursements of counsel to the Company, shall be borne by the Company.

l) To the extent permitted by law, the Company will indemnify and hold harmless the Buyer, the directors, if any, of the Buyer, the officers, if any, of the Buyer, each person, if any, who controls the Buyer within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any underwriter (as defined in the Securities
     Act) for the Buyer, the directors, if any, of such underwriter and the officers, if any, of such underwriter, and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, expenses or liabilities (joint or several) (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) are hereinafter collectively referred to as the "Violations"). Subject to the restrictions set forth in Section 5(n) with respect to the number of legal counsel, the Company shall reimburse the Buyer and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnity contained in this Section 5(l) (I) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (II) with respect to any preliminary prospectus shall not inure to the benefit of any person from whom the person asserting any Claim purchased the Shares that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such final prospectus was timely made available by the Company; and (III) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Shares by the Buyer.

m) The Buyer agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 5(l), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (each such person and each Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation by the Buyer, in each case to the extent (and only to the extent) that (I) such Violation occurs in reliance upon and in conformity with written information furnished to the Company by the Buyer expressly for use in connection with such Registration Statement or such prospectus or (II) is a result of the breach of federal or state securities laws pertaining to the transfer by the Buyer of the Shares or the securities underlying the Shares; and the Buyer will reimburse any reasonable legal or other expenses reasonably incurred by any Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity contained in this Section 5(m) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Buyer, which consent shall not be unreasonably withheld; provided, further, that the Buyer shall be liable under this Section 5(m) for only that amount of a Claim as does not exceed the net proceeds to the Buyer as a result of the sale of Shares pursuant to such Registration Statement or such prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Shares (or underlying securities) by the Buyer. Notwithstanding anything to the contrary contained herein the indemnity contained in this Section 5(m) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

n)   Promptly after receipt by an Indemnified Person or Indemnified Party under
     Section 5(l) or 5(m) of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is made against any indemnifying party under this Section 5, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, assume control of the defense thereof with counsel mutually satisfactory to the indemnifying parties; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. Except as provided in the preceding sentence, the Company shall pay for only one separate legal counsel for the Indemnified Persons. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this
     Section 5, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnity required by this
     Section 5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

o) PIGGYBACK REGISTRATION. After the registration under Section 5(a) hereof, and for a period ending three years from the date hereof, if the Company at any time proposes to register any of its securities under the Securities Act (other than a registration effected solely to implement an employee benefit plan, a transaction to which Rule 145 of the SEC is applicable or any other form or type of registration in which the Buyer's Shares cannot be included pursuant to SEC rule or practice), it will give written notice to the Buyer of its intention to do so. If such registration is proposed to be of Common Stock on a form which permits inclusion of the Shares, upon the written request (stating the intended method of disposition of such securities) of the Buyer given within thirty (30) days after transmittal by the Company to the Buyer of such notice, the Company will, subject to the limits contained in this Agreement, use its best efforts to cause all such Shares of the Buyer to be registered under the Securities Act and qualified for sale under any state securities law, all to the extent requisite to permit such sale or other disposition by the Buyer, except that if the Company receives a written opinion of a managing underwriter that the inclusion of any or all of such Shares would adversely affect the marketing of the securities to be sold pursuant to such registration statement the Company shall not be required to register any or all of such Shares. Sections 5(b) through 5(n) hereof shall apply to any registration in which the Buyer participates, and in such event, the term "Registration Statement" shall mean the registration statement filed in connection with such registration.


6.   TRANSFER AGENT INSTRUCTIONS.

     Promptly following the delivery by the Buyer of the Note and the Company's acceptance of this Agreement, the Company's transfer agent will be instructed by the Company to issue one or more certificates representing the Shares purchased, bearing the restrictive legend specified in Section 4(b) of this Agreement, registered in the name of the Buyer or its nominee and in such denominations as shall be specified by the Buyer prior to the Closing Date. The Company warrants that no instruction other than such instructions referred to in this Section 6 and stop transfer instructions to give effect to Section 4(a) and (b) hereof will be given by the Company to the transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable federal and state securities laws upon resale of the Shares. If the Buyer provides the Company with an opinion of counsel reasonably satisfactory in form, scope and substance to the Company that registration of a resale by the Buyer of any of the Shares in accordance with Section 4(a) is not required under the Securities Act or applicable state securities laws, the Company shall permit the transfer agent to issue one or more share certificates in such name and in such denominations as specified by the Buyer.

7.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

     The Buyer understands that the Company's obligation to sell the Shares to the Buyer pursuant to this Agreement is conditioned upon:

a) The receipt and acceptance by the Company in its sole and absolute discretion of this Agreement, as evidenced solely by delivery by the Company to the Buyer of this Agreement duly executed by the Company;

b) The receipt by the Company of a completed Form W-8 or W-9, if necessary, attached to this Agreement, for the Buyer;

c)   Delivery by the Buyer to the Company of the Note; and

d) The accuracy on the Closing Date of the representations and warranties of the Buyer contained in this Agreement and the performance by the Buyer on or before the Closing Date of all covenants and agreements of the Buyer required to be performed on or before such Closing Date.


8.   CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

     The Company understands that the Buyer's obligation to exchange the Note for the Shares is conditioned upon:

a) Delivery by the Company to the Buyer of this Agreement duly executed by the Company in acceptance thereof and delivery of the Shares to the Buyer and the cash for any interest due and payable on the Note; and

b) The accuracy on the Closing Date of the representations and warranties of the Company contained in this Agreement and the performance by the Company on or before the Closing Date of all covenants and agreements of the Company required to be performed on or before such Closing Date.


9.  NO OFFER TO SELL.

     This Agreement shall not be construed or interpreted as any offer by the Company to sell the Shares. The Company shall have no obligation to accept this Agreement if offered by the Buyer and may in the Company's sole discretion elect to reject this Agreement. The Company shall have no obligation or liability to the Buyer or to any other party if the Company in its sole and absolute discretion determines not to accept this Agreement.

10.  GOVERNING LAW; JURISDICTION.

     This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to principles of conflicts of law). The Buyer hereby consents to and agrees to submit to the jurisdiction in the United States of America of the District Court of the State of Texas located in Harris County or of the United States District Court for the Southern District of Texas for any action or proceeding brought by the Company arising under or by reason of this Agreement or relating to the sale of the Shares and to the venue of such action or proceeding in such courts.

11.  TRIAL BY JURY.

     The Buyer hereby waives trial by jury in any action or proceeding involving, directly or indirectly, any matter (whether sounding in tort, contract, fraud or otherwise) in any way arising out of or in connection with this Agreement, or the Shares issued hereunder.

12.  MISCELLANEOUS.

     A facsimile transmission of this signed agreement shall be legal and binding on all parties hereto. This Agreement and the rights and obligations hereunder are not transferable or assignable by the Buyer. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. Any notices required or permitted to be given under the terms of this Agreement shall be sent by mail or delivered personally or by courier and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt, if delivered personally or by courier, in each case addressed to a party at such party's address shown in the introductory paragraph or on the signature page of this Agreement or such other address as may be provided by a party in accordance with this Section 12.

13.  ENTIRE UNDERSTANDING.

     This Agreement (including any attachments hereto) constitutes the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements, whether written or oral. This Agreement may be amended only in a written document duly executed by both parties hereto.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer or one of its officers thereunto duly authorized as of December 16, 1998.


     Name of Buyer:  BSR Investments, Ltd.

     Signature:    By: /s/ NICOLE SOUKI
                       ------------------------------
                       Name: Nicole Souki
                       Title: President

     Address:          97 Avenue Henri Martin
                       75016 Paris, France


     Address for Delivery
     Of Shares           ______________________________
     (if different):     ______________________________
                         ______________________________


     IRS Taxpayer No:__________________________________


     Number of Shares:      2,777,778
                            ---------

     Face Value of Note
     Being Delivered:       US $2,000,000.00
                            ----------------

     This Agreement has been accepted by the Company as of January 15, 1999.

CHENIERE ENERGY, INC.


By:/s/ DON A. TURKLESON
  --------------------------------
Name:  Don A. Turkleson
Title:  Chief Financial Officer

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